Subsequent Event	3 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
Subsequent Event
Note 14: Subsequent Event
In January 2023, we entered into a Share Purchase Agreement to acquire SuprNation AB (“SuprNation”), a European-based
i-gaming
company, for a cash consideration of approximately €33 million, on a cash free and debt free basis and subject to final review of SuprNation’s financial results of 2022. The acquisition is expected to close later this year, subject to satisfaction or waiver of certain customary closing conditions, including without limitation, certain regulatory approvals. Following the closing, SuprNation AB will be a direct, wholly-owned subsidiary of
DDI-US.